SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of April 30, 1998, by and among Datatec Systems, Inc., a Delaware corporation, with headquarters located at 20C Commerce Way, Totowa, NJ 07512 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS").

         WHEREAS:

         A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

         B. The Company has authorized the following series of Preferred Stock, $.001 par value per share (the "PREFERRED STOCK"): the Company's Series E Convertible Preferred Stock ("SERIES E PREFERRED STOCK") which shall be convertible into shares of the Company's Common Stock, $.001 par value per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of the Series E Preferred Shares, in the form attached hereto as EXHIBIT A (the "CERTIFICATE OF DESIGNATIONS");

         C. The Company has authorized the issuance of Common Stock Purchase Warrants (the "WARRANTS"), to acquire shares of Common Stock (such shares of Common Stock issued upon exercise of the Warrants are hereinafter referred to as the "WARRANT SHARES", and together with the Series E Preferred Stock, the Warrants and the Conversion Shares, the "SECURITIES");

         D. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, an aggregate of $3 million of Series E Preferred Stock in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers; and to receive, in consideration for such purchase, the Warrants, to purchase an aggregate of 90,000 shares of Common Stock, subject to adjustment as provided therein in the form attached hereto as EXHIBIT B; and

         E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as EXHIBIT C (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.
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         NOW THEREFORE, the Company and the Buyers hereby agree as follows:

         1. PURCHASE AND SALE OF SERIES E PREFERRED SHARES.

            a. PURCHASE OF SERIES E PREFERRED SHARES. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to the Buyers and the Buyers shall purchase from the Company an aggregate of 300 shares of Series E Preferred Stock (the "SERIES E PREFERRED SHARES"), in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers (the "CLOSING"). The per share purchase price (the "PURCHASE PRICE") of the Preferred Shares shall be $10,000 or an aggregate purchase price of $3 million. On the Closing Date (as defined below) the Company shall deliver to each Buyer a stock certificate representing such number of Series E Preferred Shares which such Buyer is then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers), duly executed on behalf of the Company and registered in the name of such Buyer or its designee (the "STOCK CERTIFICATES").

            b. CLOSING DATE. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m. Eastern Standard Time on April 30, 1998, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyers). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022.

            c. FORM OF PAYMENT. On the Closing Date, each Buyer shall pay the Purchase Price to the Company for the Series E Preferred Shares to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions provided to the Buyers at least two days prior to the Closing Date.

            d. WARRANTS. In consideration of the purchase of the Series E Preferred Shares, the Company shall on the Closing Date issue and deliver to each Buyer, Warrants to acquire additional shares of Common Stock on the basis of 30,000 shares of Common Stock for each $1 million face amount of Series E Preferred Stock purchased by such Buyer.

         2. BUYER'S REPRESENTATIONS AND WARRANTIES.

            Each Buyer represents and warrants with respect to only itself that:

            a.  INVESTMENT  PURPOSE.  Such Buyer (i) is  acquiring  the Series E
Preferred Shares and the Warrants and (ii) upon conversion of the Series E Preferred Shares and exercise of the Warrants, will acquire the Conversion Shares and Warrant Shares, respectively, then issuable for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any Securities for any minimum or other specific term

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
and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

            b.  ACCREDITED   INVESTOR  STATUS.  Such  Buyer  is  an  "accredited
investor" as that term is defined in Rule 501(a) of Regulation D.

            c RELIANCE ON EXEMPTIONS. Such Buyer understands that the Series E Preferred Shares and Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Series E Preferred Shares and the Warrants.

            d. INFORMATION. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Series E Preferred Shares and the Warrants which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below.

            e. NO GOVERNMENTAL REVIEW. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Series E Preferred Shares and the Warrants or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Series E Preferred Shares and the Warrants.

            f. TRANSFER OR RESALE. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("RULE 144"); (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

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
            g. LEGENDS. Such Buyer understands that the certificates or other instruments representing the Series E Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Securities upon which it is stamped, if (i) upon a resale, any such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of any of the Securities may be made without registration under the 1933 Act, or (iii) any of the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Each Buyer acknowledges, covenants and agrees to sell any of the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act. In the event the above legend is removed from any of the Securities, the Company may, upon reasonable advance notice to the holder, require that the above legend be placed on any of the Securities that cannot then be sold pursuant to an effective registration statement or Rule 144(k) under the 1933 Act (or any successor rule thereto).

            h. AUTHORIZATION; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            i. RESIDENCY. Such Buyer is a resident of that country specified in the Schedule of Buyers.

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
          3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to each of the Buyers that:

            a. ORGANIZATION AND QUALIFICATION. The Company and its subsidiaries (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole or on the transaction contemplated hereby.

            b.  AUTHORIZATION;  ENFORCEMENT;  COMPLIANCE WITH OTHER INSTRUMENTS.
(i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, to issue, sell and perform its obligations with respect to the Series E Preferred Stock and the Warrants in accordance with the terms hereof, the Certificate of Designations and the Warrants, as applicable, and to issue the Conversion Shares and the Warrant Shares upon conversion of the Series E Preferred Shares and the exercise of the Warrants, respectively, in accordance with the Certificate of Designations and the Warrants, respectively, (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Series E Preferred Shares and the Warrants and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Series E Preferred Shares and the Warrant Shares upon exercise of the Warrants have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Registration Rights Agreement, the certificates for the Series E Preferred Shares and the Warrants have been duly executed and delivered by the Company,
(iv) this Agreement, the Registration Rights Agreement, the Stock Certificates and the Warrants constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) prior to the Closing, the Certificate of Designations will have been filed with the Secretary of State of the State of Delaware and will be in full force and effect, enforceable against the Company in accordance with its terms.

            c. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 75,000,000 shares of Common Stock, of which as of April 27, 1998, 29,057,418 shares were issued and outstanding, and 4,000,000 shares of Preferred Stock, of which as of the date hereof, no shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), no shares of Common Stock or Preferred Stock are subject to preemptive rights or


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
any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Schedule 3(c), as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement). Except as disclosed in Schedule 3(c), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of any of the Securities as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

            d. ISSUANCE OF SECURITIES. The Series E Preferred Shares and Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and (iii) entitled to the rights and preferences set forth in the Certificate of Designations and the Warrants, respectively. Not less than 150% of the number of shares of Common Stock necessary to provide for the issuance of the Conversion Shares and the Warrant Shares (assuming such conversion or exercise took place on the Closing Date) in accordance with the terms of this Agreement, the Certificate of Designations and the Warrants have been duly authorized and reserved for issuance upon conversion of the Series E Preferred Shares and exercise of the Warrants. Upon conversion or exercise in accordance with the Certificate of Designations and the Warrants, as applicable, the Conversion Shares and Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

            e. NO CONFLICTS. Except as disclosed in Schedule 3(e), the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company, the performance by the Company of its obligations under the Certificate of Designations and the Warrants and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a
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
violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in Schedule 3(e), neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Registration Rights Agreement or the Warrants or perform its obligations under the Certificate of Designations in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Nasdaq SmallCap Market. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing or to delisting of the Common Stock by the Nasdaq SmallCap Market.

            f. SEC DOCUMENTS; FINANCIAL STATEMENTS. Since April 30, 1996, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has agreed to delivered to the Buyer or its representative true and complete copies of the SEC Documents upon request. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary

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
statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. The Company has not provided and will not provide to any Buyer any material non-public information which, according to applicable law, rule or regulation should have been disclosed publicly by the Company but which has not been so disclosed as of the date hereof.

            g.  ABSENCE OF CERTAIN  CHANGES.  Except as  expressly  set forth in
Schedule 3(g), since January 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

            h. ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or its subsidiaries or their respective directors or officers, or the Common Stock, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement, the Registration Rights Agreement, the Warrants or any of the documents contemplated herein or
(iii), except as expressly set forth in Schedule 3(h), have a material adverse effect on the business, operations, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole.

            i. ACKNOWLEDGMENT REGARDING BUYERS' PURCHASE OF THE SERIES E PREFERRED SHARES. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Series E Preferred Shares. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

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
            j. NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of any of the Securities offered hereby.

            k. NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the National Association of Securities Dealers Automated Quotations ("NASDAQ").

            l. EMPLOYEE RELATIONS. Neither the Company nor any of its subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. Except as set forth on Schedule 3(l) attached hereto, none of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

            m.  INTELLECTUAL  PROPERTY RIGHTS.  The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights (collectively "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(m), none of the Intellectual Property Rights or other intellectual property rights have expired or terminated, or are expected to expire or terminate in the near future. The Company and its subsidiaries do not have any knowledge of any event, fact or circumstance relating to (i) any infringement by the Company or its subsidiaries of any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others or (ii) any person or entity now infringing any Intellectual Property Rights or other similar rights or any such development of similar or identical trade secrets or technical information owned or used by the Company or any of its subsidiaries and, except as set forth on Schedule 3(m), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others or (ii) any person or entity now infringing any Intellectual Property Rights or other similar rights or any such development of similar or identical trade secrets or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The

Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

            n. ENVIRONMENTAL LAWS. The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

            o. TITLE. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(o) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

            p. INSURANCE. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

            q. REGULATORY PERMITS. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

            r. INTERNAL ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            s. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the reasonable judgment of the Company's officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

            t. TAX STATUS. Except as set forth on Schedule 3(t), the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            u. CERTAIN TRANSACTIONS. Except as set forth on Schedule 3(u) and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

            v. S-3 REGISTRATION. The Company is currently eligible to register the resale of securities, including the resale of the Conversion Shares and the Warrant Shares, on a registration statement on Form S-3 under the 1933 Act.

          4. COVENANTS AND AGREEMENTS.

            a. BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

            b. FORM D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

            c. REPORTING STATUS. Until the earlier of (i) six months after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares and Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date which is six months after the date on which none of the Series E Preferred Shares or Warrants are outstanding (the "REGISTRATION PERIOD"), the Company (x) shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination and (y) will use its best efforts to maintain its ability and eligibility to register securities on Form S-3.

            d. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Series E Preferred Shares and Warrants for substantially the same purposes in substantially the same amounts as indicated in Schedule 4(d).

            e. FINANCIAL  INFORMATION.  The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration Period: (i) within five (5) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) within one (1) day after release thereof, copies of all press releases issued by the Company or any of its subsidiaries; and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

            f. RESERVATION OF SHARES. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 150% of the number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and Warrant Shares, in the aggregate, upon conversion of the Series E Preferred Shares and the exercise of the Warrants, respectively, in accordance with the terms of this Agreement and the Certificate of Designations.

            g. LISTING. The Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon the Nasdaq SmallCap Market ("NASDAQ SMALLCAP") (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, the listing of all Conversion Shares and Warrant Shares from time to time issuable under the terms of this Agreement, the Certificate of Designations and the Warrants on each national securities exchange and automated quotation system (including the Nasdaq National Market System and Nasdaq SmallCap), if any, upon which shares of Common Stock are then listed. The Company shall promptly provide to each

Buyer copies of any notices it receives from NASDAQ regarding the continued eligibility of the Common Stock for listing on the Nasdaq SmallCap. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(g).

            h. EXPENSES. Each of the Company and the Buyers shall each pay its respective costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution, delivery and performance of this Agreement or the Certificate of Designations, the Warrants and the Registration Rights Agreement; provided, that at the Closing as the Buyers may request, the Company shall reimburse the Buyers for Buyers' attorneys' fees and expenses reasonably incurred in connection with this Agreement, the Certificate of Designations, the Warrants and the Registration Rights Agreement up to an aggregate of $15,000.

            i. ADDITIONAL ISSUANCES OF SECURITIES.

               (a) RIGHT OF FIRST REFUSAL. If at any time on or before the earlier of (i) the six-month anniversary of the Closing Date and (ii) the time that the Buyers no longer hold any Series E Preferred Stock, the Company shall desire to issue any Common Stock or any security convertible, exchangeable or exercisable for Common Stock or any other right to acquire any Common Stock (the "CONVERTIBLE Securities") pursuant to Section 4(2) of the 1933 Act or an offering under Regulation D or Regulation S of the 1933 Act or in any other private placement (other than pursuant to Company authorized stock option plans or future equity financing whereby Common Stock or Convertible Securities are issued to any person or entity which has or is proposed to have a material business, technology or commercial relationship with the Company in addition to any equity financing provided by such person or entity), then the Company shall first comply with the terms of this Section 4(i).

               (b) NOTICE REQUIREMENTS. The Company shall notify, or cause to be notified, the Buyers not less than twenty (20) business days prior to the time the Company intends to consummate such issuance (the "ISSUANCE NOTICE"). The Issuance Notice shall set forth all of the terms of such proposed issuance.

               (c) EXERCISE OF RIGHT OF FIRST REFUSAL. The right of first refusal provided for in this Section 4(i) may be exercised by the Buyers by delivery of a written notice to the Company (the "EXERCISE NOTICE"), within ten
(10) business days following receipt of the Issuance Notice (the "REFUSAL PERIOD"). The Exercise Notice shall state that the Buyers agree to purchase all or any specified part of the proposed issuance of such Common Stock or Convertible Securities on terms substantially equal to the terms set forth in the Issuance Notice.

               (d) RIGHT TO ISSUE SECURITIES. After expiration of the Refusal Period, if the provisions of this Section 4(i) have been complied with in all respects by the Company and no Exercise Notice has been given, or if given, the Buyers have not agreed to purchase all of the securities set forth in the Issuance Notice, the Company shall have the right for sixty (60) calendar days following the termination of the Refusal Period to issue such securities, or any portion thereof not being purchased by the Buyers, specified in the Issuance Notice on the terms described in the Issuance Notice without further notice to the Buyers, but after such sixty (60) calendar days, no such issuance may be made without again giving notice to the Buyers and complying with all of the requirements of this
Section 4(i).

               (e) The Company will not issue any Series E Preferred Shares other than to the Buyers as contemplated hereby or as otherwise contemplated in the Certificate of Designations.

               j. DILUTIVE EFFECT. The Company understands and acknowledges that the number of Conversion Shares and Warrant Shares issuable upon conversion of the Series E Preferred Shares and exercise of the Warrants, respectively, will increase in certain circumstances. The Company further acknowledges and agrees that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Series E Preferred Shares and exercise of the Warrants, respectively, in accordance with this Agreement, the Certificate of Designations, and the Warrants, as applicable, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

               k. NO SHORT SALES OF THE COMMON STOCK. So long as (i) a Buyer or any of its affiliates beneficially owns any Series E Preferred Shares, (ii) the Company has not issued any publicly traded convertible securities and (iii) the Company is not in default under this Agreement, the Registration Rights Agreement or the Certificate of Designations for failing to effect any redemption pursuant to the terms of the Certificate of Designations or conversion of any Series E Preferred Shares pursuant to the Certificate of Designations, such Buyer shall not engage in any short sales of the Common Stock ("SHORT SALES"); provided, however, that the restriction on Short Sales set forth in this Section 4(k) shall not apply to Short Sales made (i) for a number of shares of Common Stock not greater than the maximum number of Conversion Shares then issuable for all of such Buyer's outstanding Series E Preferred Shares when the bid price (as reported by Bloomberg L.P.) of the shares of Common Stock on the Nasdaq SmallCap is greater than the Closing Price (as defined in the Certificate of Designations), or (ii) no earlier than ten (10) days prior to the date on which such Buyer delivers a Conversion Notice (as defined in the Certificate of Designations).

               l. OPINION ON REMOVAL OF LEGEND. The Company will cause its counsel to deliver an opinion, in the form attached hereto as Exhibit D, on the effective date of a registration statement covering the resale of the Conversion Shares and the Warrant Shares to the effect that the restrictive legend set forth in Section 2(g) of this Agreement may be removed upon the sale, assignment or other transfer of any and all such Conversion Shares and Warrant Shares sold pursuant to such registration statement and accompanied by the prospectus contained in such registration statement.

               m. CONVERSION OF SERIES E PREFERRED SHARES AND EXERCISE OF WARRANTS. Upon conversion of any Series E Preferred Shares or exercise of any Warrants, the applicable Buyer shall deliver such shares or Warrants with a duly executed stock power, medallion guaranteed, signed by either (I) Michael Roth,
(II) Brian Stark or (III) the Chief Financial Officer of the Buyer. The Buyers represent and warrant to the Company that such persons will be duly authorized to execute such stock powers at such time of delivery thereof. The Buyers request and the Company agrees that it will then instruct the transfer agent for the Common Stock to issue the Conversion Shares or Warrant Shares either in street or nominee name or in the name of a person other than any of the Buyers, but not in the name of Buyers.

          5. TRANSFER AGENT INSTRUCTIONS.

          The Company shall issue irrevocable instructions to its transfer agent (in the form attached hereto as EXHIBIT E) to issue certificates, or at a Buyer's request, to electronically issue such shares (e.g., through DWAC or DTC), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares or Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Series E Preferred Shares or exercise of the Warrants, respectively (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). Such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, the Certificate of Designations and the Warrants. Nothing in this Section 5 shall affect in any way each Buyer's obligations and agreement to comply with all applicable securities laws upon resale of any of the Securities. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form and substance to the Company, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares or Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell the Series E Preferred Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

             a.  Such  Buyer  shall  have  executed   this   Agreement  and  the
Registration Rights Agreement and delivered the same to the Company.

             b. Such Buyer shall have delivered to the Company the Purchase Price for the Series E Preferred Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

             c. The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

          7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

          The obligation of each Buyer hereunder to purchase the Series E Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

            a.  The  Company  shall  have   executed  this   Agreement  and  the
Registration Rights Agreement, and delivered the same to such Buyer.

            b. The Certificate of Designations shall have been executed by the Company and filed with the Secretary of State of the State of Delaware and evidence of such filing shall have been provided to the Buyers (with a copy of such filing being provided to Buyers as soon as practicable thereafter).

            c. The Common Stock shall be authorized for trading on the Nasdaq SmallCap, trading in the Common Stock issuable upon conversion of the Series E Preferred Shares and exercise of the Warrants to be traded on the Nasdaq SmallCap shall not have been suspended by the SEC or the Nasdaq SmallCap.

            d. The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the
Closing  Date as  though  made at that  time  (except  for  representations  and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, without limitation, an update as of the Closing Date regarding the representation contained in Section 3(c) above.

            e. Each Buyer shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of EXHIBIT F attached hereto.

            f. The Company shall have executed and delivered to such Buyer the Stock Certificates (in such denominations as such Buyer shall request) for the Series E Preferred Shares being purchased by such Buyer at the Closing and the Warrants.

            g. The Board of Directors of the Company shall have adopted the resolutions in substantially the form of EXHIBIT G attached hereto.

            h. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series E Preferred Shares and the exercise of the Warrants, at least 150% of the number of shares of Common Stock necessary to provide for the issuance of the Conversion Shares and Warrant Shares in accordance with the terms of this Agreement, the Certificate of Designations and the Warrants.

            i. The Irrevocable Transfer Agent Instructions, in the form of EXHIBIT E attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

            j. The Transfer Agent shall have approved the form of opinion attached hereto as EXHIBIT D and shall have agreed that upon receipt of such opinion and compliance with the conditions set forth in such opinion, the Transfer Agent shall promptly issue unlegended Conversion Shares and Warrant Shares as required pursuant to the terms of this Agreement.

            k. The transactions contemplated hereby shall not violate any law, regulation or order then in effect and applicable to Buyers or the Company.

          8. INDEMNIFICATION.

            In  consideration  of each  Buyer's  execution  and delivery of this
Agreement and acquiring the Securities hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of Securities and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "BUYER
INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "BUYER INDEMNIFIED Liabilities"), incurred by any Buyer Indemnitee (and shall advance the same) as a result of, or arising out of, or relating to (a) subject to Section 9(i), any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Certificate of Designations, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Certificate of Designations, the Warrants or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Buyer Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Buyer Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Series E Preferred Shares and Warrants or the status of such Buyer or holder of any of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Buyer Indemnified Liabilities which is permissible under applicable law.

         9. GOVERNING LAW; MISCELLANEOUS.

            a.  GOVERNING   LAW.  This  Agreement   shall  be  governed  by  and
interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

            b. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

            c. HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            d. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the documents referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

            f. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                        If to the Company:

                                    Datatec Systems, Inc.
                                    20C Commerce Way
                                    Totowa, NJ 07512
                                    Telephone:  (973) 890-4800
                                    Facsimile:  (973) 890-8041
                                    Attention:  Chief Financial Officer

                        With a copy to:

                                    Olshan Grundman Frome & Rosenzweig LLP
                                    505 Park Avenue
                                    New York, New York 10022
                                    Telephone:  (212) 753-7200
                                    Facsimile:  (212) 755-1467
                                    Attention:  Robert Friedman, Esq.

                        If to the Transfer Agent:

                                    Continental Stock Transfer & Trust Company
                                    2 Broadway
                                    New York, New York 10004
                                    Telephone:  (212) 509-4000
                                    Facsimile:   (212) 509-5150
                                    Attention:   Compliance Department

          If to a Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to such Buyer's counsel as set forth on the Schedule of Buyers. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

            g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers, except pursuant to a Major Transaction (as defined in Section 3(c) of the Certificate of Designations) with respect to which the Company is in compliance with Section 3 of the Certificate of Designations. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that (i) any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption and
(ii) no Buyer may assign its rights hereunder in a manner that would cause the offering of Securities hereunder to be required to be registered under the 1933 Act.

            h. NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            i. SURVIVAL. The representations and warranties of the Company and the Buyers contained in Sections 3 and 2, respectively, shall survive the Closing until three years after the Closing Date, including, without limitation, all financial statements thereto. The agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

            j. PUBLICITY. Without the prior written consent of the subject Buyer or Buyers, the Company will not, and will use reasonable efforts to ensure that its officers, directors, employees and agents do not, disclose the name of any Buyer; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof), but only to the extent required by such law or regulation.

            k. FURTHER ASSURANCES.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            l. PLACEMENT AGENT. The Company acknowledges that it has engaged a placement agent in connection with the sale of the Series E Preferred Shares and Warrants, which placement agent may have formally or informally engaged other agents on its behalf. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

            m. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                     BUYERS:

DATATEC SYSTEMS, INC.                        STARK INTERNATIONAL

By:________________________                  By:__________________________
   Name:                                        Name:
   Its:                                         Its:


                                             SHEPHERD INVESTMENTS
                                               INTERNATIONAL, LTD.

                                             By:__________________________
                                                Name:
                                                Its:

                               SCHEDULE OF BUYERS


                                                          Number of
                          Investor Address and             Series E                Investor's Advisor and Legal
Investor Name             Facsimile Number              Preferred Shares          Counsel Address
-------------             ----------------              ----------------          -----------------------------

Stark International       c/o Staro Asset Management         150                  Eleazer Klein, Esq.
(Bermuda)                 1500 West Market Street                                 Schulte Roth Zabel LLP
                          Mequon, Wisconsin  53092                                New York, NY  10022
                          Fax:  (414) 241-1888                                    Fax:  (212) 593-5955

Shepherd Investments      c/o Staro Asset Management         150                  Eleazer Klein, Esq.
International, Ltd.       1500 West Market Street                                 Schulte Roth Zabel LLP
(British Virgin Islands)  Mequon, Wisconsin  53092                                New York, NY  10022
                          Fax:  (414) 241-1888                                    Fax:  (212) 593-5955

                                   EXHIBIT A

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                     OF SERIES E CONVERTIBLE PREFERRED STOCK
                                       OF
                              DATATEC SYSTEMS, INC.


            Datatec Systems, Inc. (the "COMPANY"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation, as amended, of the Company, and pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions (i) authorizing a new series of the Company's previously authorized preferred stock, $.001 par value per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of 300 shares of Series E Convertible Preferred Stock of the Company, as follows:

                        RESOLVED,  that the Company is  authorized  to issue 300
            shares of Series E Convertible Preferred Stock, $.001 par value per share (the "SERIES E PREFERRED SHARES"), and the stated value shall be $10,000 per share (the "STATED VALUE") which shall have the following powers, designations, preferences and other special rights:

                        (1) DIVIDENDS.  The holders of the outstanding  Series E
            Preferred Shares (collectively, the "HOLDERS" and each a "HOLDER") shall not be entitled to receive any dividends in respect of Series E Preferred Shares.

                        (2) HOLDER'S  CONVERSION  OF SERIES E PREFERRED  SHARES.
            Each Holder shall have the right, at such Holder's option, to convert the Series E Preferred Shares into shares of the Company's common stock, $.001 par value per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES"), on the following terms and conditions:

                           (a)  CONVERSION  RIGHT.  Subject to the provisions of
            Section 2(e) below, any Holder shall be entitled to convert, at any time or times on or after the date that is 181 days after the initial date of issuance of the Series E Preferred Shares (the "CLOSING DATE"), up to 50% (the "CONVERSION LIMIT") of the number of Series E Preferred Shares owned by such Holder into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 2(f) below) of Common Stock, at the Conversion Rate (as defined below); provided, however, that the Conversion Limit shall no longer apply at any time (i) after the date that is 270 days after the Closing Date or (ii) that the Conversion Price (as defined in Section 2(b)(iii) below) is equal to or greater than $6.29 (the "CLOSING PRICE"); provided further that in no event shall any Holder be entitled to convert Series E Preferred Shares in excess of that number of Series E Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.9% of the outstanding shares of the Common Stock following such conversion. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

                           (b) CONVERSION RATE. The number of shares of Common Stock issuable upon conversion of each of the Series E Preferred Shares pursuant to Sections 2(a) and 2(f) shall be determined according to the following formula (the "CONVERSION RATE"):

                                  STATED VALUE
                                  ------------
                                Conversion Price

            For purposes of this Certificate of Designations, the following terms shall have the following meanings:

                           (i) "AVERAGE  MARKET  PRICE" means the average of the
Closing Bid Prices of the Common Stock for the five trading days immediately preceding the applicable date.

                           (ii) "CLOSING BID PRICE"  means,  for any security as
of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, L.P. ("BLOOMBERG"), or if the foregoing does not apply, the closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

                           (iii)  "CONVERSION  PRICE" means the lower of (A) the
Closing Price and (B) the Floating Conversion Price.

                           (iv) "FLOATING CONVERSION PRICE" means the average of
the Closing Bid Prices of the Common Stock for any two trading days selected by the Holder during the 10 consecutive trading days immediately preceding the Conversion Date, in each case, subject to adjustment as provided herein.

                           (v)  "REGISTRATION  STATEMENT" means the registration
statement covering the resale of the shares of Common Stock issuable upon conversion of the Series E

Preferred Shares and the exercise of the warrants issuable to the Holders and required to be filed by the Company pursuant to the Registration Rights Agreement between the Company and the initial Holders (the "REGISTRATION RIGHTS AGREEMENT").

               (c) ADJUSTMENT TO CONVERSION PRICE -- DILUTION AND OTHER EVENTS. In order to prevent dilution of the rights granted under this Certificate of Designations, (x) the Closing Bid Prices for any days during any measuring period prior to any of the events set forth below (the "ADJUSTING CLOSING BID PRICES") and (y) the Closing Price will each be subject to adjustment from time to time as provided in this Section 2(c).

                           (i)  ADJUSTMENT  UPON  DECLARATION  OF DIVIDENDS  AND
OTHER EVENTS. If the Company shall (I) declare a dividend or make a distribution in shares of Common Stock, (II) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (III) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Adjusting Closing Bid Prices and the Closing Price in effect on the record date of such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted.

                           (ii) ADJUSTMENT UPON ISSUANCE OF CERTAIN  SECURITIES.
If at any time on or before the first anniversary of the Closing Date, the Company in any manner issues or sells (a "SUBSEQUENT FINANCING") pursuant to
Section 4(2) of the Securities Act of 1933, as amended (the "1933 ACT"), Regulation D or Regulation S of the 1933 Act or any other private placement of any security convertible into, exchangeable for or exercisable for Common Stock or any other right to acquire Common Stock ("CONVERTIBLE SECURITIES") and the price per share for which Common Stock is issuable upon the conversion, exchange or exercise of such Convertible Security:

                                (A) is determined based on a formula that contains a discount (the "CLOSING PRICE DISCOUNT") to the formula used in determining the Closing Price hereunder (i.e. less than 120% of either the Closing Bid Prices, Average Market Prices, fair market value, current market prices or similar concept), then from and after the time of such Subsequent Financing the Closing Price shall be recalculated using the Closing Price Discount as if in effect on the date of initial determination the Closing Price; or

                                (B) is subject to a conversion formula that is not based on a premium to the Closing Bid Price at the time of conversion of such Convertible Securities in such Subsequent Financing (the "ALTERNATE FLOATING CONVERSION FORMULA"), then from and after the time of such Subsequent Financing the Holders shall have the option, to be exercised by written notice delivered to the Company within 30 days of the closing of such Subsequent Financing, to elect to have the Alternate Floating Conversion Formula replace the Floating Conversion Price;

                                PROVIDED,  HOWEVER,  that no adjustment shall be
made pursuant to this Section (2)(c)(ii) if (x) the Subsequent Financing contains a conversion formula that is solely based on a fixed conversion price and such fixed conversion price does not represent a discount to the Closing Bid Prices, Average Market Prices, fair market value, current market prices or similar concept, or (y) such adjustment would result in an increase in the Conversion Price then in effect.

                           (iii) NOTICES.

                                (A) Immediately  upon any adjustment or proposed
            Subsequent Financing as contemplated by this Section (2)(c), the Company will give written notice thereof to each Holder, setting forth in reasonable detail and certifying the calculation of such adjustment or the terms of such Subsequent Financing, as applicable.

                                (B) The Company will give written notice to each
            Holder at least twenty (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, or (II) for determining rights to vote with respect to any Organic Change, dissolution or liquidation; provided that in no event shall such notice be provided to such holder prior to such information being made known to the public. "ORGANIC CHANGE" shall mean any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock. "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                                (C) The Company will also give written notice to
            each Holder at least twenty (20) days prior to the date on which any Organic Change, dissolution or liquidation will take place.

                           (iv) Successive  adjustments in the Adjusting Closing
            Bid Prices or the Closing Price shall be made whenever any event specified above shall occur. All calculations under this Section 2(c) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment in the Conversion Price or Closing Price shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

                  (d)  MECHANICS  OF   CONVERSION.   Subject  to  the  Company's
inability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 5 below:

                       (i) HOLDER'S DELIVERY REQUIREMENTS. To convert Series E Preferred Shares into full shares of Common Stock on any date (the "CONVERSION DATE"), the Holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m. Eastern Time on such date, a copy of a fully executed notice of conversion in the form attached hereto as
          Exhibit I (the "CONVERSION NOTICE") to convert such Series E Preferred Shares with an aggregate Stated Value of not less than $200,000 for all Holders submitting a Conversion Notice simultaneously or nearly simultaneously on such Conversation Date (provided that Holders shall be entitled to submit Conversation Notices for less than such amount on three occasions or such greater number of occasions as may be consented to by the Company, which consent shall not be unreasonably withheld), to the Company, and (B) surrender to a common carrier for delivery to the Company as soon as practicable following such date, the original certificates representing the Series E Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "PREFERRED STOCK CERTIFICATES") and the originally executed Conversion Notice.

                       (ii) COMPANY'S RESPONSE. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder. Upon receipt by the Company of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company shall insure that it or its transfer agent shall, within three business days following the date of receipt (or the fourth business day following the date of receipt if received after 11:00 a.m. local time of the Company), (I) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled, or (II) credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with The Depository Trust Company, or
          (III) if the Holder requests and such issuance is permissible under the 1933 Act, issue shares in electronic format (e.g., via DWAC).

                       (iii) DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Conversion Price, the Company shall promptly issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile within one business day of receipt of such Holder's Conversion Notice. If such Holder and the Company are unable to agree upon the determination of the Conversion Price within one business day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall within one business day submit via facsimile the disputed determination of the Conversion Price to an independent, reputable accounting firm of national standing acceptable to the Company and such Holder of Series E Preferred Shares. The Company shall cause such accounting firm to perform the determinations or calculations and notify the Company and the holder of the results no later than 48 hours from the time it receives the disputed determinations or calculations. Such accounting firm's determination shall be binding upon all parties absent manifest error.

                       (iv) RECORD HOLDER. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series E Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                       (v) COMPANY'S FAILURE TO TIMELY CONVERT. If the Company shall fail (other than as a result of the situations described in Section 4(a) with respect to which the Holder has elected, and the Company has satisfied its obligations under, one of the options set forth in subparagraphs (i) through (iv) of Section 4(a)) to issue to a Holder on a timely basis as described in this Section 2(d), the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion of Series E Preferred Shares, the Company shall pay damages to such Holder equal to the actual damages incurred by such Holder as a result of such Holder's having needed to "buy in" shares of Common Stock to satisfy its securities delivery requirements ("BUY IN ACTUAL DAMAGES").

                  (e) MANDATORY CONVERSION. If any Series E Preferred Shares remain outstanding on the Mandatory Conversion Date (as defined below), then all such Series E Preferred Shares shall be converted as of such date in accordance with this Section 2 as if the Holders of such Series E Preferred Shares had given the Conversion Notice on the Mandatory Conversion Date, and the Conversion Date had been fixed as of the Mandatory Conversion Date, for all purposes of this Section 2. All Holders of Series E Preferred Shares shall thereupon and within two (2) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company. No person shall thereafter have any rights in respect of Series E Preferred Shares, except the right to receive shares of Common Stock on conversion thereof, as provided in this Section 2. "MANDATORY CONVERSION DATE" means April 30, 2001; provided, however, that the Mandatory Conversion Date may be extended as set forth in Sections
          (3)(d)(i) and (ii).

                  (f) FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Series E Preferred Share by a Holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

                  (g) TRANSFER TAXES. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series E Preferred Shares.

              (3)  CONVERSION/REDEMPTION  UPON  MAJOR  TRANSACTION;   REDEMPTION
              OPTION UPON TRIGGERING EVENT; COMPANY REDEMPTION OPTION.

                  (a) CONVERSION/REDEMPTION UPON MAJOR TRANSACTION.  Within five
          (5) business days after the earlier of (i) a public announcement by the Company of a Major Transaction (the "ANNOUNCEMENT DATE") and (ii) receipt by the Holders of a Notice of Major Transaction (as defined below), the Holders shall have the option to elect to convert all of the Series E Preferred Shares then outstanding in accordance with Sections 2(d) and 3(e) hereof, calculated as if a Conversion Notice is given to the Company on the Announcement Date; provided, however, that in the event that the Company is unable to deliver Common Stock that may be immediately sold pursuant to an effective Registration Statement to the Holders to satisfy the request set forth in such Conversion Notice, the Company shall be obligated to (i) deliver to the Holders as many shares of Common Stock as may be immediately sold pursuant to an effective Registration Statement and then (ii) pay the Holders the balance of the value of such outstanding Series E Preferred Shares in cash at a price per Series E Preferred Share equal to the product of (A) the aggregate number of shares of Common Stock for which each such Series E Preferred Share would be converted into on the date such Conversion Notice is actually delivered to the Company (the "MANDATORY TRANSACTION SHARES") multiplied by (B) the closing price of the Common Stock on such date ("MAJOR TRANSACTION REDEMPTION PRICE"). In addition to the penalties set forth in Section 2(d)(v), in the event that the Company fails to pay the Holders as provided in this Section 3(a), interest shall accrue at the rate of 2% per month (or such lesser amount allowed by law) on such outstanding amounts and be due and payable in advance on the first day of each month (the "MANDATORY INTEREST"). The Company may elect at any time to pay such outstanding cash amounts by delivering to the Holders Common Stock that may immediately be sold pursuant to an effective Registration Statement in an amount equal to the aggregate of (i) the Mandatory Transaction Shares and (ii) the number of shares of Common Stock that the Mandatory Interest then due and payable could purchase on such date at the Average Market Price. If the Holders fail to exercise their right to convert as set forth in this Section 3(a), the Company may redeem the Series E Preferred Shares in either one of the following two methods as shall be specified by the Holders: (i) in cash at the Major Transaction Redemption Price or (ii) by issuing to the Holders the number of shares of Common Stock that the Holders would be entitled to receive if they had given a Conversion Notice on the Announcement Date and the Conversion Date had been fixed as of such date.

                  (b) REDEMPTION OPTION UPON TRIGGERING EVENT. In addition to all other rights of the Holders contained herein, after a Triggering Event (as defined below), each Holder shall have the right in accordance with Section 3(f), at such Holder's option, to require the Company to redeem all or a portion of such Holder's Series E Preferred Shares in cash at a price per Series E Preferred Share equal to 130% of the Stated Value per share of the Series E Preferred Shares (the "TRIGGERING EVENT REDEMPTION PRICE" and, collectively with the "MAJOR TRANSACTION REDEMPTION PRICE," the "REDEMPTION PRICE").

                  (c) "MAJOR TRANSACTION". A "MAJOR TRANSACTION" shall be deemed to have occurred at such time as any of the following events:

                        (i) the consolidation or merger of the Company with or into another Person (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or pursuant to a merger after which the holders of the Company's outstanding capital stock immediately prior to the merger own a number of shares of the resulting company's outstanding capital stock sufficient to elect a majority of the resulting company's board of directors) ;

                        (ii) the sale or transfer of substantially all of the Company's assets (other than a sale or transfer to an entity controlling, controlled by or under common control with the Company); or

                        (iii) a purchase, tender or exchange offer for more than 50% of the outstanding shares of Common Stock is made and accepted by the holders thereof.

                  (d) "TRIGGERING EVENT". A "TRIGGERING EVENT" shall be deemed to have occurred at such time as any of the following events:

                        (i) notice from the Company, at any time that the Holder is permitted to convert Series E Preferred Shares hereunder, that Common Stock issued or issuable upon conversion of the Series E Preferred Shares cannot be sold under the Registration Statement (the "SUSPENSION PERIOD"), for any period of five consecutive trading days (other than by reason of a general suspension of trading of all securities on the applicable exchange or market); provided that any demand for redemption under this Section 3(d)(i) must be made by a Holder within 30 days after receipt of notice from the Company of the termination of the Suspension Period; and, provided further that if a Holder does not make a demand for redemption pursuant to this Section 3(d)(i) with respect to one or more Suspension Periods, then the Mandatory Conversion Date shall be extended by the aggregate number of days in all such Suspension Periods multiplied by 1.5;

                        (ii) at any time that the Holder is permitted to convert Series E Preferred Shares hereunder, the failure of the Common Stock or the Conversion Shares to be listed on The New York Stock Exchange, the Nasdaq National Market System or the Nasdaq SmallCap Market, for a period of five consecutive trading days (the "DELISTING PERIOD"); provided, however, that any demand for redemption under this Section 3(d)(ii) must be made by a Holder within 30 days after receipt of the Notice of Triggering Event (as defined in Section 3(f)); and, provided further that if a Holder does not make a demand for redemption pursuant to this Section 3(d)(ii) with respect to one or more Delisting Periods, then the Mandatory Conversion Date shall be extended by the aggregate number of days in all such Delisting Periods multiplied by 1.5;

                        (iii) the Company's notice to any Holder, including by way of public announcement or by failure to respond within five (5) days to a written demand from such Holder, at any time, of its intention not to comply with proper requests for conversion of any Series E Preferred Shares into shares of Common Stock, including due to any of the reasons set forth in Section 4(a) below, except in any case in which the basis for such intention by the Company is a bona fide dispute as to the right of such Holder to such conversion; or

                        (iv)  the   Registration   Statement   is  not  declared
          effective by the SEC on or before 180 days immediately following the Closing Date.

                  (e) MECHANICS OF CONVERSION/REDEMPTION UPON MAJOR TRANSACTION. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice thereof via facsimile and overnight courier ("NOTICE OF MAJOR TRANSACTION") to each Holder. The Holders shall have the option to elect to convert the Series E Preferred Shares then outstanding into full shares of Common Stock within five (5) business days after receipt of the Notice of Major Transaction as if such Holder were electing to voluntarily convert such shares pursuant to Section 2(d) or to specify the method of redemption chosen by the Holders set forth in the last sentence set forth in Section 3(a).

                  (f)   MECHANICS  OF   REDEMPTION  AT  OPTION  OF  HOLDER  UPON
          TRIGGERING EVENT. Within one (1) day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier ("NOTICE OF TRIGGERING EVENT") to each Holder. At any time after receipt of a Notice of Triggering Event, but only for as long as the facts giving rise to the Triggering Event continue to exist, the Holders may require the Company to redeem all or any portion of the Series E Preferred Shares by delivering written notice thereof via facsimile and overnight courier ("NOTICE OF REDEMPTION AT OPTION OF HOLDER UPON TRIGGERING EVENT") to the Company, which Notice of Redemption at Option of Holder Upon Triggering Event shall indicate (i) the number of Series E Preferred Shares that such Holders are requesting redemption for and (ii) the applicable Redemption Price, as calculated pursuant to Section 3(b) above.

                  (g) COMPANY REDEMPTION OPTION. In addition to the foregoing, if the Closing Bid Price of the Common Stock is less than $5.00 for any two trading days in any period of ten consecutive trading days, the Company, solely at its option, can elect, by delivering a notice of such election within two (2) business days of the applicable two-day determination period (a "NOTICE OF COMPANY REDEMPTION"), to redeem from all Holders the outstanding Series E Preferred Shares for which the Company has not received a Conversion Notice (the "COMPANY REDEMPTION OPTION") in cash at a price per Series E Preferred Share equal to 115% of the Stated Value per share of the Series E Preferred Shares (the "COMPANY REDEMPTION PRICE"). Subject to Section 3(h) hereof, upon a Holder's receipt of a Notice of Company Redemption, the Holder shall no longer deliver to the Company a Conversion Notice.

                  (h) PAYMENT OF REDEMPTION PRICE. Upon (i) the occurrence of a Major Transaction, (ii) the Company's receipt of a Notice(s) of Redemption at Option of Holder Upon Triggering Event from any Holder or (iii) the Company's delivery of a Notice of Company Redemption, the Company shall immediately notify each Holder by facsimile of the mechanics of the delivery of each Holder's Preferred Stock Certificate and each Holder shall thereafter promptly send such Holder's Preferred Stock Certificates to be redeemed to the Company. The Company shall deliver the applicable Redemption Price or Company Redemption Price, as applicable, to such Holder within ten (10) days after (i) the Company's delivery of a Notice of Major Transaction,
          (ii) the Company's receipt of notices to affect a redemption or (iii) the Company's delivery of a Notice of Company Redemption; provided that a Holder's Preferred Stock Certificates shall have been so delivered to the Company; provided further that if the Company is unable to redeem all of the Series E Preferred Shares, (i) in the case of the occurrence of a Major Transaction or receipt of a Notice of Redemption at Option of Holder Upon Triggering Event, the Company shall redeem an amount from each Holder equal to such Holder's pro-rata amount (based on the number of Series E Preferred Shares held by such Holder relative to the number of Series E Preferred Shares outstanding) of all Series E Preferred Shares being redeemed and (ii) in the case of the Company Redemption Option, the Company's redemption election shall be null and void.

                  (i) In the case of the  occurrence of a Major  Transaction  or the receipt of Notice(s) of Redemption at Option of Holder Upon Triggering Event, if the Company shall fail to redeem all of the Series E Preferred Shares submitted for redemption (other than pursuant to a dispute as to the arithmetic calculation of the
          Redemption Price), in addition to any remedy such Holder may have under this Certificate of Designations and the Securities Purchase Agreement between the Company and the initial Holders (the "SECURITIES PURCHASE AGREEMENT"), the Redemption Price payable in respect of such unredeemed Series E Preferred Shares shall bear interest at the rate of 1.25% per month (prorated for partial months) until paid in full. In the case of a Triggering Event or delivery of a Notice of Company Redemption, until the Company pays such unpaid Redemption Price or Company Redemption Price, as applicable, in full to each Holder, Holders of the Series E Preferred Shares submitted for redemption pursuant to this Section 3 and for which the applicable Redemption Price or Company Redemption Price, as applicable, has not been paid, shall have the option (the "VOID OPTIONAL REDEMPTION OPTION") to, in lieu of redemption, require the Company to promptly return to each Holder all of the Series E Preferred Shares that were submitted for redemption by such Holder under this Section 3 and for which the Redemption Price or Company Redemption Price, as applicable, has not been paid, by sending written notice thereof to the Company via facsimile (the "VOID OPTIONAL REDEMPTION NOTICE"). Upon the Company's receipt of such Void Optional Redemption Notice(s) and prior to payment of the full Redemption Price or Company Redemption Price, as applicable, to each Holder, (i) the Notice(s) of Redemption at Option of Holder Upon Triggering Event or Notice of Company Redemption shall be null and void with respect to those Series E Preferred Shares submitted for redemption and for which the Redemption Price or Company Redemption Price, as applicable, has not been paid, and (ii) the Company shall immediately return any Series E Preferred Shares submitted to the Company by each Holder for redemption under this
          Section 3(i) and for which the Redemption Price or Company Redemption Price, as applicable, has not been paid. Notwithstanding the foregoing, in the event of a dispute as to the determination of the arithmetic calculation of the Redemption Price or Company Redemption Price, as applicable, such dispute shall be resolved pursuant to Section 2(d)(iii) above. Payments provided for in this Section 3 shall have priority to payments to other stockholders in connection with a Major Transaction.

               (4) INABILITY TO FULLY CONVERT.

                   (a) HOLDER'S OPTION IF COMPANY CANNOT FULLY CONVERT. If, upon the Company's receipt of a Conversion Notice, the Company cannot issue shares of Common Stock registered for resale under the Registration Statement for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its Securities from issuing all of the Common Stock which is to be issued to a holder of Series E Preferred Shares pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such Holder's Conversion Notice and pursuant to Section 2(d) above and, with respect to the unconverted Series E Preferred Shares, the Holder, solely at such Holder's option, can elect to (unless the Company issues and delivers the Conversion Shares underlying the unconverted Series E Preferred Shares prior to the Holder's election hereunder, in which case such Holder shall only be entitled to receive Buy In Actual Damages under Section 2(d)(v)):

                       (i) require the Company to redeem from such Holder those Series E Preferred Shares for which the Company is unable to issue Common Stock in accordance with such holder's Conversion Notice ("REQUIRED REDEMPTION") at a price per Series E Preferred Share (the "REQUIRED REDEMPTION PRICE") equal to the Triggering Event Redemption Price as of such Conversion Date;

                       (ii) if the Company's inability to fully convert Series E Preferred Shares is pursuant to Section 4(a)(z) above, require the Company to issue restricted shares of Common Stock in accordance with such Holder's Conversion Notice and pursuant to Section 2(e) above;

                       (iii) void its Conversion Notice and retain or have retained, as the case may be, the nonconverted Series E Preferred Shares that were to be converted pursuant to such Holder's Conversion Notice; or

                       (iv) if the Company's inability to fully convert Series E Preferred Shares is pursuant to such rules and regulations described in Section 4(a)(y) above, require the Company to issue shares of Common Stock in accordance with such Holder's Conversion Notice and pursuant to Section 2(d) above at a Conversion Price equal to the Average Market Price of the Common Stock for the five (5) consecutive trading days preceding such Holder's Notice in Response to Inability to Convert (as defined below).

                       (b) MECHANICS OF FULFILLING HOLDER'S ELECTION. The Company shall immediately send via facsimile to a Holder of Series E Preferred Shares, upon receipt of a facsimile copy of a Conversion Notice from such Holder which cannot be fully satisfied as described in Section 4(a) above, a notice of the Company's inability to fully satisfy such Holder's Conversion Notice (the "INABILITY TO FULLY
          CONVERT NOTICE"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such Holder's Conversion Notice, (ii) the number of Series E Preferred Shares which cannot be converted and (iii) the applicable Required Redemption Price. Such Holder must within five (5) business days of receipt of such Inability to Fully Convert Notice deliver written notice via facsimile to the Company ("NOTICE IN RESPONSE TO INABILITY TO CONVERT") of its election pursuant to Section 4(a) above.

                       (c) PAYMENT OF REQUIRED REDEMPTION PRICE. If such Holder shall elect to have its shares redeemed pursuant to Section 4(a)(i) above, the Company shall pay the Required Redemption Price in cash to such Holder within ten (10) days of the Company's receipt of the Holder's Notice in Response to Inability to Convert (the "Required Redemption Payment Period"). If the Company shall fail to pay the applicable Required Redemption Price to such holder on a timely basis as described in this Section 4(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Required Redemption Price), in addition to any remedy such Holder may have under this Certificate of Designations and the Securities Purchase Agreement, such unpaid amount shall bear interest at the rate of 1.25% per month (prorated for partial months) until paid in full. From and after the expiration of the Required Redemption Payment Period until the full Required Redemption Price is paid in full to such Holder, such Holder may void the Required Redemption with respect to those Series E Preferred Shares for which the full Required Redemption Price has not been paid and receive back such Series E Preferred Shares. Notwithstanding the foregoing, if the Company fails to pay the applicable Required Redemption Price within such ten (10) day time period due to a dispute as to the determination of the arithmetic calculation of the Redemption Price, such dispute shall be resolved pursuant to Section 2(d)(iii) above.

                       (d) PRO-RATA CONVERSION AND REDEMPTION. In the event the Company receives a Conversion Notice from more than one Holder on the same day and the Company can convert and redeem some, but not all, of the Series E Preferred Shares pursuant to this Section 4, the Company shall convert and redeem from each Holder electing to have Series E Preferred Shares converted and redeemed at such time an amount equal to such Holder's pro-rata amount (based on the number of Series E Preferred Shares held by such Holder relative to the number of Series E Preferred Shares outstanding) of all Series E Preferred Shares being converted and redeemed at such time.

               (5) REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Series E Preferred

          Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the Holder of such Series E Preferred Shares a Preferred Stock Certificate representing the remaining Series E Preferred Shares which have not been so converted or redeemed.

               (6) RESERVATION OF SHARES. The Company shall, so long as any of the Series E Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series E Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series E Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 150% of the number of shares of Common Stock for which the outstanding Series E Preferred Shares are at any time convertible; provided further that such shares of Common Stock so reserved shall be allocated for issuance upon conversion of Series E Preferred Shares pro rata among the Holders based on the number of Series E Preferred Shares held by such Holder relative to the total number of authorized Series E Preferred Shares.

               (7) VOTING RIGHTS. Holders shall have no voting rights, except as required by law, including but not limited to the General Corporation Law of the State of Delaware, and as expressly provided in this Certificate of Designations.

               (8) LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series E Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series E Preferred Share equal to the Stated Value (such amount being referred to as the "LIQUIDATION VALUE"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the Holders and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series E Preferred Shares as to payments of Preferred Funds (the "PARI PASSU SHARES"), then each Holder and holder of Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Preferred Funds payable to all holders of Series E Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company.

               (9) PREFERRED RANK. All shares of Common Stock and all other series of preferred stock of the Company are and shall be of junior rank to all Series E Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock and all other series of preferred stock of the Company shall be subject to the preferences and relative rights of the Series E Preferred Shares. As long as any of the Series E Preferred Shares initially issued remain outstanding, then without the prior express written consent of the Holders of not less than two-thirds (2/3) of the then outstanding Series E Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or pari passu rank to the Series E Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the Holders of not less than two-thirds (2/3) of the then outstanding Series E Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or file any resolution of the board of directors of the Company with the Delaware Secretary of State containing any provisions, which would adversely affect or otherwise impair the rights or relative priority of the Holders relative to the holders of the Common Stock or the holders of any other class of capital stock. Provided that the Series E Preferred Shares have not been redeemed pursuant to Section 3(a) hereof, in the event of the merger or consolidation of the Company with or into another corporation, the Series E Preferred Shares then outstanding shall maintain their relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

               (10) RESTRICTION ON REDEMPTION AND CASH DIVIDENDS WITH RESPECT TO OTHER CAPITAL STOCK. Until the earlier of (i) 270 days after the Closing Date, (ii) the time that the Conversion Limit is no longer applicable or (iii) such time as all of the Series E Preferred Shares have been converted or redeemed as provided herein, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on its Common Stock or any other series of preferred stock of the Company without the prior express written consent of the Holders of not less than two-thirds (2/3) of the then outstanding Series E Preferred Shares; provided, however, that the Company shall not be restricted from repurchasing shares of its common stock for fair value.

               (11) VOTE TO CHANGE THE TERMS OF SERIES E PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the Holders of not less than two-thirds (2/3) of the then outstanding Series E Preferred Shares, shall be required for any change to this Certificate of Designations or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series E Preferred Shares.

               (12) LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series E Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the Holder contemporaneously requests the Company to convert such Series E Preferred Shares into Common Stock.

               (13) ASSIGNMENT. The Series E Preferred Shares shall not be assignable by a Holder; PROVIDED, HOWEVER, that all or any portion of the Series E Preferred Shares shall be assignable to no more than five
          (5) affiliates (as such term is defined in the 1933 Act) (a "Transferee") of the Holders if: (i) the Holder agrees in writing with the Transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such Transferee; and (iii) such Transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act.

         IN  WITNESS  WHEREOF,  the  Company  has  caused  this  Certificate  of
Designations     to    be    signed    by     _________________________,     its
_________________________________, as of the ____ day of April 1998.


                                                DATATEC SYSTEMS, INC.



                                                By:----------------------------
                                                   Name:  _______________

                                                   Its:   _______________

                              DATATEC SYSTEMS, INC.

                                CONVERSION NOTICE
                         AND TRANSFER AGENT INSTRUCTIONS

Reference is made to the Certificate of Designations, Preferences and Rights of Datatec Systems, Inc. (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series E Convertible Preferred Stock, $.001 par value per share (the "SERIES E PREFERRED SHARES"), of Datatec Systems, Inc., a Delaware corporation (the "COMPANY"), indicated below into shares of Common Stock, $.001 par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series E Preferred Shares specified below as of the date specified below.

   Date of Conversion:
                       ---------------------------------------------------------

   Number of Series E Preferred Shares to be converted:
                                                       -------------------------

   Stock certificate no(s). of Series E
   Preferred Shares to be converted:
                                    --------------------------------------------

Please confirm the following information:

   Conversion Price:
                    ------------------------------------------------------------

   Number of shares of Common Stock to be issued:
                                                 -------------------------------

Please issue and deliver the Common Stock into which the Series E Preferred Shares are being converted in the following name and to the following address:

      Issue to:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

      Facsimile Number:
                       ---------------------------------------------------------

      Authorization:
                    ------------------------------------------------------------
                    By:
                    Title:

      Dated:
            --------------------------------------------------------------------

            Continental Stock Transfer & Trust Company, as transfer agent and registrar of the Common Stock, is hereby authorized and directed to issue the above number of shares of Common Stock in the name of the above referenced entity or person and to deliver the certificates representing such shares using an overnight delivery service.

                                          DATATEC SYSTEMS, INC.


                                          By: _______________________

                                   EXHIBIT B

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF
EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT AND THE SECURITIES PURCHASE AGREEMENT DATED AS OF APRIL 30, 1998 BY AND AMONG DATATEC SYSTEMS, INC., STARK INTERNATIONAL AND SHEPHERD INVESTMENTS INTERNATIONAL, LTD.


                              DATATEC SYSTEMS, INC.

                     [FORM OF COMMON STOCK PURCHASE WARRANT]

No. W-[  ]                                                April 30, 1998

                                                     Warrant to Purchase 45,000
                                                      Shares of Common Stock


                        DATATEC SYSTEMS, INC., a Delaware corporation (the "Company"), for value received, hereby certifies that [ ] or registered assigns (the "Holder"), is entitled to purchase from the Company 45,000 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock"), at a purchase price equal to $6.29 per share, at any time or from time to time prior to 5:00 P.M., New York City time, on April 30, 2001 (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant.

                        This Warrant is one of the Common Stock Purchase Warrants (collectively, the "Warrants", such term to include any such warrants issued in substitution therefor) originally issued pursuant to the terms of the Securities Purchase Agreement, dated as of April 30, 1998 by and among the Company, the Holder and Stark International Shepherd Investments International, Ltd. (the "Purchase Agreement"). The Warrants originally so issued evidence rights to purchase an aggregate of 90,000 shares of Common Stock subject to adjustment as provided herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in the Purchase Agreement.

         1. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms shall have the meanings indicated:

         "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 3.3 or 3.4, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than

               (a) (i) shares issued upon the exercise of the Warrants and (ii) such number of additional shares as may become issuable upon the exercise of the Warrants by reason of adjustments required pursuant to the anti-dilution provisions applicable to such Warrants as in effect on the date hereof; and

               (b) (i) shares issued upon the exercise of options granted or to be granted under the Company's stock option plans as in effect on the date hereof or under any other employee stock option or purchase plan or plans adopted or assumed after such date by the Company's Board of Directors; PROVIDED in each such case that the exercise or purchase price for any such share shall not be less than 85% of the fair market value (determined in good faith by the Company's Board of Directors) of the Common Stock on the date of grant, and (ii) such additional number of shares as may become issuable pursuant to the terms of any such plans by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock.

         "BUSINESS DAY" shall mean any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

         "CERTIFICATE OF DESIGNATIONS" shall mean the Company's Certificate of Designations, Preferences and Rights of the Series E Preferred Shares.

         "CLOSING BID PRICES" shall mean for any security as of any date, the closing bid price of such security on the principal securities exchange or trade market where such security is listed or trades as reported by Bloomberg, L.P. ("BLOOMBERG"), or if the foregoing does not apply, the closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

         "COMMISSION" shall mean the Securities and Exchange Commission or any successor agency having jurisdiction to enforce the Securities Act.

         "COMMON STOCK" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         "COMPANY" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any corporation or other entity which shall succeed to or assume the obligations of the Company hereunder in compliance with
Section 4.

         "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

         "CURRENT MARKET PRICE" shall mean, on any date specified herein, the average of the daily Closing Bid Prices during the 10 consecutive trading days commencing 15 trading days before such date, except that, if on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Fair Value on such date.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

         "EXPIRATION DATE" shall have the meaning assigned to it in the introduction to this Warrant.

         "FAIR VALUE" shall mean, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price, and (iii) in all other cases determined in good faith jointly by the Company and the Holder; PROVIDED, HOWEVER, that if such parties are unable to reach agreement within a reasonable period of time, the Fair Value shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and PROVIDED FURTHER, that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Fair Value.

         "OPTIONS" shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

         "OTHER SECURITIES" shall mean any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

         "PERSON" shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

         "PURCHASE AGREEMENT" shall have the meaning assigned to it in the introduction to this Warrant.

         "PURCHASE PRICE" shall mean initially $6.29 per share, subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

         "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement dated as of April 30, 1998, substantially in the form of Exhibit C to the Purchase Agreement.

         "RIGHTS" shall have the meaning assigned to it in Section 3.10.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

         "WARRANTS" shall have the meaning assigned to it in the introduction to this Warrant.

         2. EXERCISE OF WARRANT.

         2.1. MANNER OF EXERCISE; PAYMENT OF THE PURCHASE PRICE. (a) This Warrant may be exercised by the Holder hereof, in whole or in part, at any time or from time to time prior to the Expiration Date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto as Exhibit A (or a reasonable facsimile thereof) duly executed by the Holder and accompanied by payment of the Purchase Price for the number of shares of Common Stock specified in such form.

         (b) Payment of the Purchase Price shall be made in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the Company.

         2.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to, and the Purchase Price shall have been received by, the Company as provided in Section 2.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder or holders of record thereof for all purposes.

         2.3. DELIVERY OF STOCK CERTIFICATES, ETC.; CHARGES, TAXES AND EXPENSES.
(a) As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within three Business Days thereafter, the Company shall cause to be issued in the name of and delivered to the Holder hereof or, subject the Purchase Agreement, as the Holder may direct,

                        (i) a certificate or certificates, or, if then permissible under the Securities Act, at a Holder's request to electronically issue such shares (e.g., through DWAC or DTC), for the number of shares of Common Stock (or Other Securities) to which the Holder shall be entitled upon such exercise plus, in lieu of issuance of any fractional share to which the Holder would otherwise be entitled, if any, a check for the amount of cash equal to the same fraction multiplied by the Current Market Price per share on the date of Warrant exercise, and

                        (ii) in case such  exercise  is for less than all of the
            shares of Common Stock purchasable under this Warrant, a new Warrant or Warrants of like tenor, for the balance of the shares of Common Stock purchasable hereunder.

                        (b) Issuance of certificates  for shares of Common Stock
            upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense, in respect of the issuance of such certificates, all of which such taxes and expenses shall be paid by the Company.

         2.4. COMPANY TO REAFFIRM OBLIGATIONS. The Company shall, at the time of each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, PROVIDED that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.

         3. ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE.

         3.1. ADJUSTMENT OF NUMBER OF SHARES.

              Upon  each  adjustment  of the  Purchase  Price as a result of the calculations made in this Section 3, this Warrant shall thereafter evidence the right to receive, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by dividing (i) the product of the aggregate number of shares covered by this Warrant immediately prior to such adjustment and the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by (ii) the Purchase Price in effect immediately after such adjustment of the Purchase Price.

         3.2. ADJUSTMENT OF PURCHASE PRICE.

         3.2.1. ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3.3 or 3.4 but excluding Additional Shares of Common Stock purchasable upon exercise of Rights referred to in Section 3.10), without consideration or for a consideration per share less than the fair market value of such additional shares of Common Stock as determined in good faith by the Board of Directors of the Company as in effect immediately prior to such issue or sale, then, and in each such case, subject to
Section 3.8, the Purchase Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Purchase Price by a fraction

                        (a) the  numerator  of which shall be the sum of (i) the
            number of shares of Common Stock outstanding immediately prior to such issue or sale and (ii) the number of shares of Common Stock which the gross consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at such Current Market Price, and

                        (b) the  denominator  of which  shall be the  number  of
            shares of Common Stock outstanding immediately after such issue or sale, PROVIDED that, for the purposes of this Section 3.2.1, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 3.3 or 3.4, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

         3.2.2. EXTRAORDINARY DIVIDENDS AND DISTRIBUTIONS. In case the Company at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock, then, in each such case, subject to Section 3.8, the Purchase Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Purchase Price by a fraction

                        (x) the  numerator of which shall be the Current  Market
            Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the Fair Value of such dividend or distribution applicable to one share of Common Stock, and

                        (y) the  denominator  of  which  shall  be such  Current
            Market Price.

         3.3. TREATMENT OF OPTIONS AND CONVERTIBLE SECURITIES. In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Company entitled to receive, any Options or Convertible Securities (whether or not the rights thereunder are immediately exercisable), then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), PROVIDED that such Additional Shares of Common Stock shall not be deemed to have been issued unless (i) the consideration per share (determined pursuant to Section 3.5) of such shares would be less than the fair market value of such shares as determined in good faith by the Board of Directors of the Company as in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be and (ii) such Additional Shares of Common Stock are not purchasable pursuant to Rights referred to in Section 3.10, and PROVIDED, FURTHER, that

                        (a) whether or not the Additional Shares of Common Stock
            underlying such Options or Convertible Securities are deemed to be issued, no further adjustment of the Purchase Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

                        (b) if such Options or  Convertible  Securities by their
            terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

                        (c) upon the  expiration (or purchase by the Company and
            cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                                    (i) in the case of Options for Common  Stock
                        or Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or
                        exchange  of  such   Convertible

                        Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                                    (ii) in the case of Options for  Convertible
                        Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue or sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 3.5) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

                        (d) no  readjustment  pursuant to subdivision (b) or (c)
            above shall have the effect of increasing the Purchase Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

                        (e) in the  case of any such  Options  which  expire  by
            their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Purchase Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

         3.4. TREATMENT OF STOCK DIVIDENDS, STOCK SPLITS, ETC. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

         3.5. COMPUTATION OF CONSIDERATION. For the purposes of this Section 3,

              (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

                                    (i)  insofar  as it  consists  of  cash,  be
                        computed at the amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                                    (ii)  insofar  as it  consists  of  property
                        (including securities) other than cash, be computed at the Fair Value thereof at the time of such issue or sale, and

                                    (iii) in case  Additional  Shares  of Common
                        Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, such allocation to be determined in the same manner that the Fair Value of property not consisting of cash or securities is to be determined as provided in the definition of 'Fair Value' herein;

                        (b) Additional Shares of Common Stock deemed to have been issued pursuant to Section 3.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                                    (i) the total amount,  if any,  received and
                        receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

                                    (ii) the maximum  number of shares of Common
                        Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

         (c) Additional Shares of Common Stock deemed to have been issued pursuant to Section 3.4, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

         3.6. ADJUSTMENTS FOR COMBINATIONS, ETC. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Purchase Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         3.7. DILUTION IN CASE OF OTHER SECURITIES. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 3, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 3 with respect to the Purchase Price and the number of shares purchasable upon Warrant exercise shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

         3.8. DE MINIMIS ADJUSTMENTS. If the amount of any adjustment of the Purchase Price per share required pursuant to this Section 3 would be less than $.01, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Purchase Price of at least $.01 per share. All calculations under this Warrant shall be made to the nearest .001 of a cent or to the nearest one-hundredth of a share, as the case may be.

         3.9. ABANDONED DIVIDEND OR DISTRIBUTION. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Purchase Price under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Purchase Price and number of shares of Common Stock purchasable upon Warrant exercise by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

         3.10. SHAREHOLDER RIGHTS PLAN. Notwithstanding the foregoing, in the event that the Company shall distribute "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Rights"), the Company shall, in lieu of making any adjustment pursuant to Section 3.2.1 or Section 3.2.2 hereof, make proper provision so that each Holder who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise at the time of such exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights; and
(ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares into which the Warrant so exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights, and in each case subject to the terms and conditions of the Rights.

         4. CONSOLIDATION, MERGER, ETC.

         4.1. ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, ETC. In case the Company after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Purchase Price is provided in Section 3.2.1 or 3.2.2), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction shall be entitled to receive (at the aggregate Purchase Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 3 through 5.

         4.2. ASSUMPTION OF OBLIGATIONS. Notwithstanding anything contained in the Warrants or in the Purchase Agreement to the contrary, the Company shall not effect any of the transactions described in clauses (a) through (d) of Section
4.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant), (b) the obligations of the Company under the Agreement, the Certificate of Designations and the Registration Rights Agreement and (c) the obligation to deliver to the Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 4, the Holder may be entitled to receive. Nothing in this Section 4 shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Purchase Agreement.

         5. OTHER DILUTIVE EVENTS. In case any event shall occur as to which the provisions of Section 3 or Section 4 hereof are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with the essential intent and principles of such Sections, then, in each such case, the Board of Directors of the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to preserve, without dilution, the purchase rights represented by this Warrant.

         6. NO DILUTION OR IMPAIRMENT. The Company shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) shall not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens, security interests, encumbrances, preemptive rights and charges on the exercise of the Warrants from time to time outstanding, (c) shall not take any action which results in any adjustment of the Purchase Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise, and
(d) shall not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value or a sum determined by reference to a formula based on a published index of interest rates, an interest rate publicly announced by a financial institution or a similar indicator of interest rates in respect of participation in dividends and to a fixed sum or percentage of par value in any such distribution of assets.

         7. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate, signed by the Chairman of the Board, President or one of the Vice Presidents of the Company, and by the Chief Financial Officer, the Treasurer or one of the Assistant Treasurers of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any Additional Shares of

Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 3) on account thereof. The Company shall forthwith mail a copy of each such certificate to each holder of a Warrant and shall, upon the written request at any time of any holder of a Warrant, furnish to such holder a like certificate. The Company shall also keep copies of all such certificates at its principal office and shall cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof. The Company shall, upon the request in writing of the Holder (at the Company's expense), retain independent public accountants of recognized national standing selected by the Board of Directors of the Company to make any computation required in connection with adjustments under this Warrant, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment, which shall be binding on the Holder and the Company.

         8. NOTICES OF CORPORATE ACTION. In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any consolidation or merger involving the Company and any other Person, any transaction or series of transactions in which more than 50% of the voting securities of the Company are transferred to another Person, or any transfer, sale or other disposition of all or substantially all the assets of the Company to any other Person, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, sale, disposition, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

         9. REGISTRATION OF COMMON STOCK. If any shares of Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed on any national securities exchange or trade market, the Company shall, at its expense, obtain promptly and maintain the approval for listing on each such exchange or trade market, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company shall also list on such national securities exchange or trade market, shall register under the Exchange Act and shall maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange or trade market by the Company.

         10. RESERVATION OF STOCK, ETC. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Common Stock (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all taxes, liens, security interests, encumbrances, preemptive rights and charges. The transfer agent for the Common Stock, which may be the Company (the "Transfer Agent"), and every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of any of the purchase rights represented by this Warrant, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company shall keep copies of this Warrant on file with the Transfer Agent for the Common Stock and with every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company shall supply such Transfer Agent with duly executed stock certificates for such purpose. All
Warrant Certificates surrendered upon the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of shares of stock which have been issued upon the exercise of such Warrants. Subsequent to the Expiration Date, no shares of stock need be reserved in respect of any unexercised Warrant.

         11. REGISTRATION AND TRANSFER OF WARRANTS, ETC.

         11.1. WARRANT REGISTER; OWNERSHIP OF WARRANTS. Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the "Warrant Register") as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company's election and expense, by a Warrant Agent or the Company's transfer agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

         11.2. TRANSFER OF WARRANTS. If applicable, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company. Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred and to the transferee a new Warrant of like tenor, in the name of the transferee, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were so transferred.

         11.3. REPLACEMENT OF WARRANTS. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

         11.4. ADJUSTMENTS TO PURCHASE PRICE AND NUMBER OF SHARES. Notwithstanding any adjustment in the Purchase Price or in the number or kind of shares of Common Stock purchasable upon exercise of this Warrant, any Warrant theretofore or thereafter issued may continue to express the same number and kind of shares of Common Stock as are stated in this Warrant, as initially issued.

         11.5.  FRACTIONAL SHARES.  Notwithstanding  any adjustment  pursuant to
Section 3 in the number of shares of Common Stock covered by this Warrant or any other provision of this Warrant, the Company shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company shall make payment to the Holder, at the time of exercise of this Warrant as herein provided, in an amount in cash equal to such fraction multiplied by the Current Market Price of a share of Common Stock on the date of Warrant exercise.

         12. REMEDIES; SPECIFIC PERFORMANCE. The Company stipulates that there would be no adequate remedy at law to the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

         13. NO RIGHTS OR LIABILITIES AS SHAREHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

         14. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given hereunder must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                        If to the Company:

                                    Datatec Systems, Inc.
                                    20C Commerce Way
                                    Totowa, NJ  07512
                                    Telephone:  (201) 890-4800
                                    Facsimile:  (201) 890-8041
                                    Attention:  Chief Financial Officer

                        With a copy to:

                                    Olshan Grundman Frome & Rosenzweig LLP
                                    505 Park Avenue
                                    New York, NY  10022
                                    Telephone:  (212) 753-7200
                                    Facsimile:  (212) 755-1467
                                    Attention:  Robert Friedman, Esq.

         If to a Holder, to its address and facsimile number on the register maintained by the Company. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number. Notwithstanding the foregoing, the exercise of any Warrant shall be effective in the manner provided in Section 2.

         15. AMENDMENTS. This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the party against which enforcement of such amendment, modification, supplement, termination or consent to departure is sought.

         16. DESCRIPTIVE HEADINGS, ETC. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (1) words of any gender shall be deemed to include each other gender;
(2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (4) the word "including" and words of similar import when used in this Warrant shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

         17. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws principles thereof).

         18. JUDICIAL PROCEEDINGS. Any legal action, suit or proceeding brought against the Company with respect to this Warrant may be brought in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and by execution and delivery of this Warrant, the Company hereby irrevocably and unconditionally waives any claim (by way of motion, as a defense or otherwise) of improper venue, that it is not subject personally to the jurisdiction of such court, that such courts are an inconvenient forum or that this Warrant or the subject matter may not be enforced in or by such court. The Company hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at its address set forth or provided for in
Section 14, such service to become effective 10 days after such mailing. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section. The Company irrevocably submits to the executive jurisdiction of the aforementioned courts in such action, suit or proceeding.

         19. REGISTRATION RIGHTS AGREEMENT. The shares of Common Stock (and Other Securities) issuable upon exercise of this Warrant (or upon conversion of any shares of Common Stock issued upon such exercise) shall constitute
Registrable Securities (as such term is defined in the Registration Rights Agreement). Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities.


                                         DATATEC SYSTEMS, INC.


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                   EXHIBIT A to
                                                   COMMON STOCK PURCHASE WARRANT

                                    [FORM OF]
                           ELECTION TO PURCHASE SHARES
                         AND TRANSFER AGENT INSTRUCTIONS

         The undersigned hereby irrevocably elects to exercise the Warrant to purchase ____ shares of Common Stock, par value $.001 per share ("Common
Stock"), of DATATEC SYSTEMS, INC. and hereby makes payment of $________ therefor. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                     (NAME)


--------------------------------------------------------------------------------
                         (ADDRESS, INCLUDING ZIP CODE)


--------------------------------------------------------------------------------
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:_____________________________________________________________________
                                     (NAME)


--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

         If the number of shares of Common Stock purchased hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                (NAME OF HOLDER)

--------------------------------------------------------------------------------
                         (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:_____________________________________________________________________
                                (NAME OF HOLDER1)


--------------------------------------------------------------------------------
                         (ADDRESS, INCLUDING ZIP CODE)

Dated: _____________________        [NAME OF HOLDER]

                                    By__________________________________________
                                      Name:
                                      Title:


            Continental Stock Transfer & Trust Company, as transfer agent and registrar of the Common Stock, is hereby authorized and directed to issue the above number of shares of Common Stock in the name of the above referenced entity or person and to deliver the certificates representing such shares using an overnight delivery service.

                                                   DATATEC SYSTEMS, INC.

                                                   By: _______________________

                                                   EXHIBIT B to
                                                   COMMON STOCK PURCHASE WARRANT

                              [FORM OF] ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Stock, par value $.001 per share ("Common Stock") of DATATEC SYSTEMS, INC. represented by the Warrant, with respect to the number of shares of Common Stock set forth below:


NAME OF ASSIGNEE            ADDRESS                    NO. OF SHARES
----------------            -------                    -------------





and does hereby irrevocably constitute and appoint ________ Attorney to make such transfer on the books of DATATEC SYSTEMS, INC. maintained for that purpose, with full power of substitution in the premises.

Dated: ____________________                      [NAME OF HOLDER]



                                          By____________________________________
                                            Name:
                                            Title:

                                   EXHIBIT C
                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of April 30, 1998, by and among Datatec Systems, Inc., a Delaware corporation, with headquarters located at 20C Commerce Way, Totowa, NJ 07512 (the "COMPANY"), and the undersigned buyers (each, a "BUYER" and collectively, the "BUYERS").

         WHEREAS:

         A. In connection with the Securities Purchase Agreement by and among the parties of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers shares of the Company's Series E Convertible Preferred Stock (the "SERIES E PREFERRED SHARES"), which will be convertible into shares of the Company's common stock, $.001 par value per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES") in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of the Series E Convertible Preferred Stock (the "CERTIFICATE OF DESIGNATIONS"); and

         B. In consideration for the Buyers agreeing to purchase the Series E Preferred Shares, the Company shall issue and deliver to the Buyers, common stock purchase warrants (the "WARRANTS") to acquire additional shares of Common Stock pursuant to the terms of the Securities Purchase Agreement (the shares of Common Stock issued or issuable upon exercise of the Warrants are hereinafter referred to as the "WARRANT SHARES");

         C. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws:

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

         1. DEFINITIONS.

            As used in this Agreement, the following terms shall have the following meanings:

            a. "INVESTOR" means a Buyer and any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

            b. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

            c.  "REGISTER,"   "REGISTERED,"  and   "REGISTRATION"   refer  to  a
registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

            d. "REGISTRABLE SECURITIES" means (i) the Conversion Shares issued or issuable upon conversion of the Series E Preferred Shares, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants and (iii) any shares of capital stock issued or issuable with respect to the Conversion Shares, the Series E Preferred Shares, the Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

            e. "REGISTRATION STATEMENT" means a registration statement of the Company filed under the 1933 Act.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2. REGISTRATION.

            a. MANDATORY REGISTRATION. The Company shall prepare, and, on or prior to fifteen (15) business days after the date of issuance of the Series E Preferred Shares, file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration, subject to the consent of each Buyer and the provisions of Section 2(c), which consent will not be unreasonably withheld), covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rules 416 and 457 promulgated under the 1933 Act, such Registration Statement(s) also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Series E Preferred Shares (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions and (ii) if permitted by such rules, by reason of changes in the Conversion Price or Conversion Rate of the Series E Preferred Shares in accordance with the terms thereof. Such Registration Statement shall initially register for resale at least that number of shares of Common Stock equal to the number of Registrable Securities as of the date immediately preceding the date the Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 3(b). Such registered shares of Common Stock shall be allocated among the Investors pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the SEC. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable thereafter.

            b. COUNSEL AND INVESTMENT BANKERS. Subject to Section 5 hereof, in connection with any offering pursuant to Section 2, the Buyers shall have the right to select legal counsel and an investment banker or bankers and manager or managers to administer their interest in the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Company shall reasonably cooperate with any such counsel and investment bankers.

            c. ELIGIBILITY FOR FORM S-3. The Company represents, warrants and covenants that it will meet the requirements for the use of Form S-3 for registration of the sale by the Buyers and any other Investor of the Registrable Securities on and after the fifteenth (15th) business day following the date of issuance of the Series E Preferred Shares and the Company has filed and shall file all reports required to be filed by the Company with the SEC in a timely manner so as to obtain and maintain such eligibility for the use of Form S-3. In the event that Form S-3 is not available for sale by the Investors of the Registrable Securities, then the Company (i) with the consent of each Investor pursuant to Section 2(a), shall register the sale of the Registrable Securities on another appropriate form and (ii) the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

         3. RELATED OBLIGATIONS.

            At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

            a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (on or prior to the fifteenth (15th) business day after the date of issuance of the Series E Preferred Shares for the registration of Registrable Securities pursuant to
Section 2(a)) and use its best efforts to cause such Registration Statement(s) relating to Registrable Securities to become effective as soon as possible after such filing (but no later than ninety (90) days after the issuance of the Series E Preferred Shares for the registration of Registrable Securities pursuant to
Section 2(a)), and keep the Registration Statement(s) effective pursuant to Rule 415 at all times until the earlier of (i) six months after the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or
(ii) the date on which (A) the Investors shall have sold all the Registrable Securities and (B) none of the Series E Preferred Shares is outstanding (the "REGISTRATION PERIOD"), which Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. In the event that such Registration Statement is not declared effective by the

SEC within 90 days after the issuance of the Series E Preferred Shares, until the Registration Statement is declared effective by the SEC, the Company will incur a cash penalty of $15,000 for the first 30 days thereafter (pro rated for any partial period thereof), payable at the earlier of the end of such 30-day period or on the declared effectiveness of the Registration Statement, and $30,000 for each additional 30 days thereafter (pro rated for any partial period thereof), payable at the earlier of the end of each such 30-day period or the declared effectiveness of the Registration Statement.

            b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus(es) used in connection with the Registration Statement(s), which prospectus(es) are to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement(s) effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement(s). Provided that it is determined that Rules 416 and 457 are not available to register an indeterminate number of shares as set forth in Section 2(a)(ii) hereof or for any other applicable reasons, then in the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within fifteen (15) days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use it best efforts to cause any such necessary amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, if applicable, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable upon conversion and redemption of the Series E Preferred Shares and exercise of the Warrants is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii) 2.0. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the convertibility of the Series E Preferred Shares shall be disregarded and such calculation shall assume that the Series E Preferred Shares are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Company's Certificate of Designations).

            c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement(s) and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus(es) included in such Registration Statement(s) (including each preliminary prospectus) and, with regards to the Registration Statement, to the extent requested any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including any preliminary prospectus, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

            d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement(s) under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

            e. In the event  Investors  who hold a majority  of the  Registrable
Securities being offered in the offering select underwriters for the offering, the Company shall, subject to Section 2(b) hereof, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

            f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            h. The Company shall permit each Investor and a single firm of counsel, initially Schulte Roth & Zabel LLP or such other counsel as thereafter designated as selling stockholders' counsel by the Investors who hold a majority of the Registrable Securities being sold, to review and comment upon the Registration Statement(s) and all amendments and supplements thereto at least three (3) business days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement(s) or any amendment or supplement thereto without the prior approval of such counsel, which consent shall not be unreasonably withheld.

            i. At the request of the Investors who hold a majority of the Registrable Securities being sold, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors.

            j. The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration

Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

            k. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            l. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market System or the Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(l).

            m.  The  Company  shall   cooperate  with  the  Investors  who  hold
Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request. Not later than the date on which any Registration
Statement   registering  the  resale  of  Registrable   Securities  is  declared
effective, the Company shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit sales of unlegended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

            n. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

            o. The Company shall provide a CUSIP number, a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

            p. If requested by the managing underwriters or an Investor, the Company shall immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Investors agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by a shareholder or any underwriter of such Registrable Securities.

            q. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

            r. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

          4. OBLIGATIONS OF THE INVESTORS.

            a. At least seven (7) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor or its counsel of the information the Company requires from each such Investor. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information as may be requested in writing by the Company regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

            b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder.

            c. Each  Investor  agrees that,  upon receipt of any notice from the
Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

            d. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

          5. EXPENSES OF REGISTRATION.

            All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

          6. INDEMNIFICATION.

            In  the  event  any   Registrable   Securities  are  included  in  a
Registration Statement under this Agreement:

            a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation  or appeal  taken  from the  foregoing  by or before  any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading,
(ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

            b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

            c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

            d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

            e. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

            f. The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7. CONTRIBUTION.

            To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

        8. REPORTS UNDER THE 1934 ACT.

            With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

            a. make and keep public information available, as those terms are understood and defined in Rule 144;

            b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

         9. ASSIGNMENT OF REGISTRATION RIGHTS.

            The  rights  to have the  Company  register  Registrable  Securities pursuant to this Agreement shall be automatically assignable by the Investors to any affiliate (as such term is defined in the 1933 Act) (a "Transferee") of the Investors to whom transfer of the Registrable Securities is permitted of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the Transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such Transferee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the Transferee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the Transferee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; (vi) such Transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act; and (vii) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to Section 2(a), the Transferee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment.

        10. AMENDMENT OF REGISTRATION RIGHTS.

            Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

        11. MISCELLANEOUS.

            a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

            b. Any notices consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested; or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            if to the Company:

                  Datatec Systems, Inc.
                  20C Commerce Way
                  Totowa, NJ  07512
                  Telephone: (973) 890-4800
                  Facsimile: (973) 890-8041
                  Attention: Chief Financial Officer

            with a copy to:

                  Olshan Grundman Frome & Rosenzweig LLP
                  505 Park Avenue
                  New York, NY  10022
                  Telephone:  (212) 753-7200
                  Facsimile:  (212) 755-1467
                  Attention:  Robert Friedman, Esq.

                        if to a Buyer, to its address and facsimile number on the Schedule of Buyers attached hereto, with copies to such Buyer's counsel as set forth on the Schedule of Buyers.

         Each party shall provide five (5) days prior notice to the other party of any change in address, phone number or facsimile number.

            c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            d. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            e. This Agreement, the Certificate of Designations, the Warrants and the Securities Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. The aforementioned documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

            g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                     BUYERS:

DATATEC SYSTEMS, INC.                        STARK INTERNATIONAL


By:______________________                    By:________________________________
Name:                                        Name:  _______________
Its:                                         Its:   _______________



                                             SHEPHERD INVESTMENTS
                                               INTERNATIONAL, LTD.


                                             By:________________________________
                                             Name:  _______________
                                             Its:   _______________

                               SCHEDULE OF BUYERS


                      INVESTOR ADDRESS AND         INVESTOR'S LEGAL COUNSEL AND
  INVESTOR NAME       FACSIMILE NUMBER                  COUNSEL'S ADDRESS
  -------------       ----------------             ----------------------------

Stark International   c/o Staro Asset Management   Eleazer Klein, Esq.
                      1500 West Market Street      Schulte Roth & Zabel LLP
                      Mequon, Wisconsin  53092     900 Third Avenue
                      Fax:  (414) 241-1888         New York, New York  10022
                                                   Fax:  (212) 593-5955

Shepherd Investments  c/o Staro Asset Management   Eleazer Klein, Esq.
International, Ltd.   1500 West Market Street      Schulte Roth & Zabel LLP
                      Mequon, Wisconsin  53092     900 Third Avenue
                      Fax:  (414) 241-1888         New York, New York  10022
                                                   Fax:  (212) 593-5955